                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 881-21903
                                              -----------------------

                     Nuveen Global Value Opportunities Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     GLOBAL VALUE
                                                     OPPORTUNITIES FUND
                                                     JGV

  High Level of Total Return from a Diversified Global
    Portfolio Primarily Invested in Equity and Debt
                       Securities

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Manager's COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JGV

The Fund's investment portfolio has been managed since its inception in 2006 by Tradewinds Global Investors, LLC (Tradewinds), a wholly-owned subsidiary of Nuveen Investments. David Iben, Chief Investment Officer, Managing Director and portfolio manager at Tradewinds is responsible for the strategy and overall portfolio management of the Fund. Dave has over 25 years of investment management experience. Here Dave speaks about the performance of the Fund for the twelve-month period ending December 31, 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MARKET DURING 2007?

During the first part of the reporting period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


Despite increased volatility in the second half of the year, global equity markets generally registered positive returns in 2007. Many international equity benchmarks outpaced U.S. stocks. The MSCI World Index returned 12.41% for 2007, with emerging market countries such as Brazil, India and China leading the field. By comparison, the S&P 500 Index returned 5.49% in 2007. Overall, investors grappled with uncertain credit markets, U.S. housing and mortgage-related concerns, increased commodity prices, and, in the latter half of the year, apprehension over a U.S. recession. In general, large-cap and growth oriented stocks performed considerably better than small-cap and value stocks.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS PERIOD?

Our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value. In 2007, we found that the best value opportunities were in the securities of those businesses that were most leveraged to the growth of the global economy. We continued to like the materials, food, agriculture and energy sectors, which all benefit from increased global demand. Conversely, we were rewarded for not holding financial and retail stocks in the developed markets, especially during the second half of the year, as these sectors experienced sizable corrections. On the fixed-income side, we continued to find some value in mortgage products, both interest only strips and adjustable rate offerings. Corporate and high yield bonds remained unattractive to us during most of the year. Writing covered calls remained an attractive way to enhance yield and expected total return. Call options were attractive due to higher implied volatility, higher interest rates and higher valuations for common stocks.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.
1 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. Shareholders on record date are entitled to take an offsetting tax credit for their pro-rata share of the taxes paid by the Fund. The total return shown does not include the economic benefit to shareholders of record of this tax credit/refund. The Fund's corresponding total return on NAV for the twelve-month period ended December 31, 2007, when this benefit is included is 7.49%.
2 JGV's Benchmark is comprised of 1) 80% MSCI All Country World Index 2) 15% Lehman US Aggregate Bond Index 3) 5% Lehman High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Lehman US Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind
(PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included.
--------------------------------------------------------------------------------


HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JGV, as well as its comparative benchmark, is presented in the accompanying table.

Total Returns on Net Asset Value
For the twelve-month period ended 12/31/07

JGV(1)                                                           6.48%
Comparative Benchmark(2)                                        10.53%

For the twelve-month period ended December 31, 2007, the total return on net asset value of the Fund underperformed its comparative benchmark. This was due in large part to the Fund's relatively large allocations to mortgage-backed securities and convertible bonds when compared with the benchmark. As a result of the widespread sell-off in these instruments in the latter half of 2007, the Fund's debt-related holdings more than offset the positive performance of the Fund's equity allocation.

Our equity holdings in the energy, consumer staples and materials sectors were the largest contributors to positive performance. In particular, our overweight exposure to the materials sector, relative to the MSCI World Index, enhanced the Fund's return. The strongest individual contributors to performance were domestic coal producer Peabody Energy Corp., global agricultural equipment supplier Agco Corp., and gold mining companies Barrick Gold Corp. and Lihir Gold Ltd. Our global focus allowed us to participate in several fast growing foreign markets and benefit from the declining value of the dollar. Our covered call writing strategy generated positive cash flow, which also enhanced the Fund's performance.

The Fund's worst performers for the year were pulp and paper producer AbitibiBowater, Inc., Japanese consumer finance company Takefuji, and gold mining companies NovaGold and Gold Fields Ltd.

Distribution and Share Price
                                                                     INFORMATION

On March 1, 2007, Nuveen Investments announced that the Fund would move from a monthly to a quarterly distribution schedule. The last monthly distribution was paid on April 2, 2007, and first quarterly distribution was paid on July 2, 2007.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

----------------------------------------------------------------------------
As of 12/31/07                                                           JGV
----------------------------------------------------------------------------
 Inception date                                                      7/24/06
 Calendar year:
   Per share distribution:
   From net investment income                                          $0.38
   From short-term capital gains                                        1.34
   From long-term capital gains                                         0.25
   From return of capital                                                 --
                                                                     -------
 Total per share distribution                                          $1.97
                                                                     =======

 Distribution rate on NAV                                              9.92%

 Annualized total returns:
  Excluding retained gain tax credit/refund(3):
   1-year on NAV                                                       6.48%
   Since inception on NAV                                             11.08%

  Including retained gain tax credit/refund(3):
   1-year on NAV                                                       7.49%
   Since inception on NAV                                             11.81%
----------------------------------------------------------------------------

As of December 31, 2007, the Fund's share price was trading at -7.81% discount to its NAV, compared with an average discount of -7.24% for the entire twelve-month period.

--------------------------------------------------------------------------------
3 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds.
--------------------------------------------------------------------------------

Retention of Realized Long-Term
                                                                   CAPITAL GAINS

On December 14, 2007, the Fund announced it would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and would pay any required federal corporate income taxes on these gains.

We believe retaining realized long-term capital gains enables the Fund to better preserve and grow its capital base for long-term investors. This increases earnings potential over time, providing the opportunity for more stable growth of distributions and high share prices.

Common shareholders of record on December 31, 2007, holding the Fund in a taxable account must include their pro-rata share of the Fund's retained gains as reported on IRS Form 2439 on their 2007 federal income tax returns. They will be entitled to take an offsetting federal income tax credit equal to their pro-rata share of taxes the Fund paid on its retained gains. Common shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the Fund. The Fund's net asset value on December 27, 2007, was reduced to reflect the accrual of the Fund's estimated tax liability.

The Fund's final per share retained long-term capital gains and corresponding federal corporate income taxes paid are as follows:

PER SHARE                                                       JGV
----------------------------------------------------------------------
Long-Term Capital Gain Retained                               $ 0.5544
Less Federal Income Taxes Paid by Fund                         (0.1940)
NET LONG-TERM CAPITAL GAIN RETAINED                           $ 0.3604
----------------------------------------------------------------------

Final amounts for retained gains and taxes paid will be reported to shareholders of record on IRS Form 2439. Investors who hold shares in "street name" should receive Form 2439 from their brokerage firm by March 31, 2008. Investors who own shares directly through the Funds' transfer agent will receive Form 2439 in mid-February 2008. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2007. Shareholders who held Funds in a taxable account should wait to file their tax returns until both Form 2439 and 1099-DIV are received. More details about these Funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/taxinfo.

       JGV                             Nuveen Global Value
       PERFORMANCE                     Opportunities Fund
       OVERVIEW                               as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(4)
     (PIE CHART)

Common Stocks                                                                    72.7
Warrants                                                                          0.2
Structured Notes                                                                  3.2
Convertible Preferred Securities                                                  4.4
Mortgage-Backed Securities                                                        4.9
Convertible Bonds                                                                 5.9
Corporate Bonds                                                                   8.7

2007 DISTRIBUTIONS PER SHARE(5,6)
     (BAR CHART)

Jan                                                                              0.115
Feb                                                                              0.115
Mar                                                                              0.120
Jun                                                                              0.378
Sep                                                                              0.430
Dec                                                                              0.430

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (LINE GRAPH)

1/01/07                                                                          19.66
-------                                                                          -----
                                                                                 19.48
                                                                                 19.88
                                                                                 19.79
                                                                                  19.7
                                                                                 19.83
                                                                                 19.86
                                                                                 19.58
                                                                                  19.4
                                                                                 19.25
                                                                                  19.7
                                                                                  19.7
                                                                                 19.89
                                                                                 19.95
                                                                                 19.97
                                                                                 19.94
                                                                                 19.83
                                                                                    20
                                                                                    20
                                                                                 19.86
                                                                                 19.68
                                                                                 19.49
                                                                                 19.55
                                                                                 19.66
                                                                                 19.56
                                                                                 19.09
                                                                                  19.4
                                                                                 19.69
                                                                                 19.55
                                                                                 19.41
                                                                                  18.6
                                                                                 18.52
                                                                                  18.3
                                                                                 17.54
                                                                                 18.73
                                                                                  18.9
                                                                                 18.82
                                                                                 18.42
                                                                                 18.34
                                                                                  18.8
                                                                                  18.7
                                                                                 18.75
                                                                                  18.4
                                                                                 18.69
                                                                                    19
                                                                                 18.65
                                                                                 18.15
                                                                                 18.69
                                                                                 19.73
                                                                                  19.9
                                                                                  18.9
                                                                                 18.73
                                                                                 18.55
12/31/07                                                                          18.3


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price(1)                                                                 $18.30
-------------------------------------------------------------------------------------
Net Asset Value(1)                                                             $19.85
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -7.81%
-------------------------------------------------------------------------------------
Current Distribution Rate(2)                                                    9.40%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $384,149
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(3)
(INCEPTION 7/24/06)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                             2.94%        6.48%

-------------------------------------------------------------------------------------
Since Inception                                                    2.61%       11.08%

-------------------------------------------------------------------------------------

COUNTRIES
(AS A % OF TOTAL INVESTMENTS)(4)

-------------------------------------------------------------------------------------
United States                                                                   58.6%
-------------------------------------------------------------------------------------
Canada                                                                          12.1%
-------------------------------------------------------------------------------------
United Kingdom                                                                   8.3%
-------------------------------------------------------------------------------------
Japan                                                                            5.7%
-------------------------------------------------------------------------------------
South Africa                                                                     4.8%
-------------------------------------------------------------------------------------
Taiwan                                                                           3.0%
-------------------------------------------------------------------------------------
Australia                                                                        2.9%
-------------------------------------------------------------------------------------
Other                                                                            4.6%
-------------------------------------------------------------------------------------


INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)(4)

-------------------------------------------------------------------------------------
Metals & Mining                                                                 27.4%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                     12.5%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           9.4%
-------------------------------------------------------------------------------------
Food Products                                                                    8.4%
-------------------------------------------------------------------------------------
Electric Utilities                                                               7.7%
-------------------------------------------------------------------------------------
Residentials                                                                     4.9%
-------------------------------------------------------------------------------------
Communications Equipment                                                         4.4%
-------------------------------------------------------------------------------------
Capital Markets                                                                  3.9%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  3.6%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.2%
-------------------------------------------------------------------------------------
Road & Rail                                                                      1.8%
-------------------------------------------------------------------------------------
Other                                                                           13.8%
-------------------------------------------------------------------------------------


1 Net Asset Value (NAV) reflects an adjustment, made subsequent to December 31,
  2007, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Share Price is actual as of December 31, 2007, and did not reflect the knowledge of the subsequent adjustment to NAV.
2 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.
3 The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take an offsetting tax credit, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders of record of this tax credit/refund. The Fund's corresponding average annual total returns on share price when this benefit is included are 3.99% and 3.33%, for the 1-year and since inception periods, respectively. The Fund's corresponding average annual total returns on NAV when this benefit is included are 7.49% and 11.81%, for the 1-year and since inception periods, respectively.
4 Excluding common stocks sold short and derivative transactions.


5 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

6 The Fund paid shareholders a short-term capital gain distribution in December
  2007 of $0.3771 per share.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting was subsequently adjourned to October 22, 2007, and additionally adjourned to November 8, 2007.

                                                                             JGV
-----------------------------------------------------------------------------------
                                                                             Common
                                                                             Shares
-----------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                                   7,276,880
    Against                                                                 315,970
    Abstain                                                                 350,326
    Broker Non-Votes                                                      1,741,161
-----------------------------------------------------------------------------------
   Total                                                                  9,684,337
-----------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET MANAGEMENT AND
TRADEWINDS GLOBAL INVESTORS, LLC:
    For                                                                   7,232,330
    Against                                                                 343,070
    Abstain                                                                 367,776
    Broker Non-Votes                                                      1,741,161
-----------------------------------------------------------------------------------
   Total                                                                  9,684,337
-----------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
    For                                                                   9,232,767
    Against                                                                 148,385
    Abstain                                                                 303,185
-----------------------------------------------------------------------------------
   Total                                                                  9,684,337
-----------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
     NUVEEN GLOBAL VALUE OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for the periods then ended and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2007 with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 26, 2008

         JGV
          Nuveen Global Value Opportunities Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 75.1%
             AEROSPACE & DEFENSE - 1.1%
    72,300   Thales S.A.                                                                                          $    4,306,789
--------------------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 1.0%
    84,000   Amgen Inc., (2), (5)                                                                                      3,900,960
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 2.3%
   801,600   Allied Waste Industries, Inc., (2), (5)                                                                   8,833,632
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 9.7%
   553,950   Chunghwa Telecom Co., Ltd., Sponsored ADR (5)                                                            11,693,885
   126,200   KT Corporation, Sponsored ADR                                                                             3,255,960
   903,200   Nippon Telegraph and Telephone Corporation, ADR                                                          22,272,911
              (5)
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             37,222,756
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 7.9%
       600   Ameren Corporation                                                                                           32,526
   349,900   Centrais Electricas Brasileiras S.A., ADR                                                                 4,511,366
   234,600   IDACORP, INC                                                                                              8,262,612
   176,800   Korea Electric Power Corporation, Sponsored ADR                                                           3,686,280
   332,000   PNM Resources Inc.                                                                                        7,121,400
   140,000   Progress Energy, Inc. (5)                                                                                 6,780,200
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 30,394,384
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 8.6%
   587,000   Smithfield Foods, Inc., (2), (5)                                                                         16,976,039
 1,056,500   Tyson Foods, Inc., Class A (5)                                                                           16,196,144
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                      33,172,183
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.0%
     5,400   Matsushita Electric Industrial Co., Ltd., ADR                                                               110,376
--------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 0.9%
   634,600   Benfield Group, Limited                                                                                   3,533,337
--------------------------------------------------------------------------------------------------------------------------------
             MARINE - 0.4%
    54,150   Stolt-Nielsen S.A.                                                                                        1,642,737
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 1.2%
   127,900   Scholastic Corporation, (2), (5)                                                                          4,462,431
--------------------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 22.9%
   287,600   AngloGold Ashanti Limited, Sponsored ADR                                                                 12,312,156
   740,000   Apex Silver Mines Limited, (2), (5)                                                                      11,277,600
   467,600   Barrick Gold Corporation                                                                                 19,662,579
   544,000   Crystallex International Corporation, (2)                                                                 1,240,320
 1,077,500   Gabriel Resources, Limited, (2)                                                                           2,150,743
   462,800   Gold Fields Limited (5)                                                                                   6,571,760
   200,000   Ivanhoe Mines Ltd., (2)                                                                                   2,146,000
   218,969   Kinross Gold Corporation, (2)                                                                             4,029,030
 3,393,000   Lihir Gold Limited, (2)                                                                                  10,556,194
   275,000   Moto Goldmines, Limited, (2)                                                                              1,017,022
   270,700   Newmont Mining Corporation (5)                                                                           13,218,281
   411,100   NovaGold Resources Inc., (2), (5)                                                                         3,354,576
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                    87,536,261
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.6%
   223,900   Puget Energy, Inc.                                                                                        6,141,577
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 10.4%
   144,900   Arch Coal Inc. (5)                                                                                        6,510,357

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS (continued)
   213,200   BP Amoco PLC (5)                                                                                     $   15,599,844
     3,800   Nexen Inc.                                                                                                  122,626
    25,600   Patriot Coal Corporation                                                                                  1,068,544
   256,000   Peabody Energy Corporation (5)                                                                           15,779,840
     8,400   Royal Dutch Shell PLC, Class A                                                                              707,280
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        39,788,491
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 1.2%
   218,400   Abitibi-Bowater Inc.                                                                                      4,501,224
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 3.7%
   278,200   AstraZeneca Group (5)                                                                                    11,912,524
   770,000   Patheon Inc., (2)                                                                                         2,434,166
       200   Sanofi-Aventis, ADR                                                                                           9,106
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    14,355,796
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 1.5%
    46,500   Union Pacific Corporation                                                                                 5,841,330
--------------------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 0.7%
    75,000   Microsoft Corporation (5)                                                                                 2,670,000
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $270,084,904)                                                                 288,414,264
             ===================================================================================================================
    SHARES   DESCRIPTION (1)                                               COUPON                   RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED SECURITIES - 4.5%
             COMMUNICATIONS EQUIPMENT - 4.5%
    21,358   Lucent Technologies Capital Trust I                           7.750%                           B2      $   17,257,691
----------------------------------------------------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED SECURITIES (COST                                                               17,257,691
              $22,014,415)
             =====================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                               COUPON       MATURITY    RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MORTGAGE-BACKED SECURITIES - 5.0%
               RESIDENTIALS - 5.0%
 $      207    Fannie Mae Mortgage Pool 100195                                6.21%        8/20/22           AAA      $      210,512
      3,008    Fannie Mae Mortgage Pool 2003-86 IL (I/O)                      4.50%        4/25/13           AAA              44,853
        240    Fannie Mae Mortgage Pool 357922                                4.25%         3/1/34           AAA             237,712
         53    Fannie Mae Mortgage Pool 708743                                4.34%         6/1/33           AAA              53,379
        140    Fannie Mae Mortgage Pool 713939                                4.52%         4/1/33           AAA             140,022
        802    Fannie Mae Mortgage Pool 816594                                4.91%         2/1/35           AAA             807,477
     29,355    Fannie Mae Mortgage Pool Strips 345-17 (I/O)                   4.50%         5/1/20           AAA           4,208,169
        995    Fannie Mae, Collateralized Mortgage Obligations,               4.50%        3/25/18           AAA              85,911
                Series 2004-75, Class KI (I/O)
      1,899    Fannie Mae, Collateralized Mortgage Obligations,               4.50%        5/25/19           AAA             229,115
                Series 2004-86, Class KI (I/O)
      4,016    Fannie Mae, Collateralized Mortgage Obligations,               4.50%        8/25/25           AAA             817,816
                Series 2005-69, Class PI (I/O)
      3,749    Federal Home Loan Collateralized Mortgage,                     5.00%        6/15/21           AAA             401,435
                Series 2595 (I/O)
      3,814    Federal Home Loan Mortgage Corporation,                        6.24%         1/1/33           AAA           3,864,541
                Collateralized Mortgage Obligation,
                Pool 780184
        871    Federal Home Loan Mortgage Corporation,                        4.90%         2/1/33           AAA             886,289
                Collateralized Mortgage Obligation,
                Pool 780284
      4,094    Federal Home Loan Mortgage Corporation, Mortgage               4.50%        8/15/17           AAA             290,837
                Pool 2640 (I/O)
      1,164    Federal Home Loan Mortgage Corporation, Mortgage               4.50%        3/15/18           AAA             110,211
                Pool 2890, Class IA (I/O)
        997    Federal Home Loan Mortgage Corporation, Mortgage               4.50%        2/15/19           AAA             119,934
                Pool 2890,, Class KI (I/O)
      2,969    Federal Home Loan Mortgage Corporation, Mortgage               5.00%        8/15/25           AAA             189,044
                Pool, FHR 2627 BI (I/O)
      1,839    Federal Home Loan Mortgage Corporation, Mortgage               4.50%       10/15/12           AAA              25,665
                Pool, FHR 2872 JI (I/O)
      1,480    Federal Home Loan Mortgage Corporation, Mortgage               4.50%        1/15/19           AAA             166,857
                Pool, FHR 2906 EI (I/O)
        319    Federal Home Loan Mortgage Corporation, Mortgage               4.50%        5/15/18           AAA              67,568
                Pool, Series 2626 JI (I/O)
        127    Federal Home Loan Mortgage Corporation, Pool                   5.76%         2/1/32           AAA             130,743
                789045
      6,143    GNMA Mortgage Pool 081832                                      5.00%        1/20/37           AAA           6,181,623
------------------------------------------------------------------------------------------------------------------------------------
     68,281    Total Residentials                                                                                         19,269,713
------------------------------------------------------------------------------------------------------------------------------------
 $   68,281    TOTAL MORTGAGE-BACKED SECURITIES (COST                                                                     19,269,713
                $20,266,505)
====================================================================================================================================

         JGV
        Nuveen Global Value Opportunities Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                              COUPON       MATURITY     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONVERTIBLE BONDS - 6.1%
               AIRLINES - 1.6%
 $    6,438    JetBlue Airways Corporation                                   3.500%        7/15/33          CCC+      $    6,325,335
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE PROVIDERS & SERVICES - 1.0%
      5,129    Omnicare, Inc.                                                3.250%       12/15/35            B+           3,763,404
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 2.8%
      6,647    Coeur d'Alene Mines Corporation, Convertible                  1.250%        1/15/24            B-           6,090,314
                Bond
      4,480    Gold Reserve, Inc., Convertible Bonds                         5.500%        6/15/22           N/R           4,424,000
------------------------------------------------------------------------------------------------------------------------------------
     11,127    Total Metals & Mining                                                                                      10,514,314
------------------------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS & EQUIPMENT - 0.7%
      3,000    Credence Systems Corporation, Convertible Bond                1.500%        5/15/08           N/R           2,853,750
------------------------------------------------------------------------------------------------------------------------------------
 $   25,694    TOTAL CONVERTIBLE BONDS (COST $23,423,114)                                                                 23,456,803
====================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                              COUPON       MATURITY     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CORPORATE BONDS - 8.9%
               AUTO COMPONENTS - 0.5%
 $    2,000    Lear Corporation, Series B                                    8.110%        5/15/09            B-      $    1,980,000
------------------------------------------------------------------------------------------------------------------------------------
               CAPITAL MARKETS - 0.8%
      3,979    Lehman Brothers Holdings Inc., Trust 00650                    3.240%        7/26/21            A+           3,068,804
------------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 0.5%
      2,000    Leucadia National Corporation                                 7.000%        8/15/13           BB+           1,925,000
------------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.5%
      1,766    UCAR Finance Inc.                                            10.250%        2/15/12             B           1,830,017
------------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 0.8%
      3,000    Elizabeth Arden Inc.                                          7.750%        1/15/14            B1           2,955,000
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 2.6%
      8,300    MagIndustries Corporation (6)                                11.000%       12/14/12           N/R           7,714,053
      2,000    Phelps Dodge Corporation                                      7.125%       11/01/27           BB+           2,173,212
------------------------------------------------------------------------------------------------------------------------------------
     10,300    Total Metals & Mining                                                                                       9,887,265
------------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 2.5%
      2,000    Arch Western Finance LLC                                      6.750%        7/01/13           BB-           1,950,000
      2,000    Ship Finance International Limited                            8.500%       12/15/13            B+           2,037,500
      2,000    Teekay Shipping Corporation                                   8.875%        7/15/11           BB-           2,107,500
      3,750    USEC Inc.                                                     6.750%        1/20/09           CCC           3,590,625
------------------------------------------------------------------------------------------------------------------------------------
      9,750    Total Oil, Gas & Consumable Fuels                                                                           9,685,625
------------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.4%
      2,000    Bowater Inc.                                                  9.500%       10/15/12             B           1,670,000
------------------------------------------------------------------------------------------------------------------------------------
               ROAD & RAIL - 0.3%
      1,000    CSX Transportation, Inc.                                      9.750%        6/15/20          BBB-           1,293,605
------------------------------------------------------------------------------------------------------------------------------------
 $   35,795    TOTAL CORPORATE BONDS (COST $34,796,922)                                                                   34,295,316
====================================================================================================================================
  PRINCIPAL
AMOUNT (000)   DESCRIPTION (1)                                              COUPON       MATURITY                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
               STRUCTURED NOTES - 3.2%
               CAPITAL MARKETS - 3.2%
 $    4,500    Lehman Brothers Holdings                                     10.000%        3/07/22                    $    4,728,600
      9,000    Morgan Stanley Group, Inc., Credit Linked Note                0.000%        6/20/17                         7,749,000
                (7)
------------------------------------------------------------------------------------------------------------------------------------
 $   13,500    TOTAL STRUCTURED NOTES (COST $13,500,000)                                                                  12,477,600
====================================================================================================================================

    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             WARRANTS - 0.2%
 1,452,500   MagIndustries Corporation (6)                                                                        $      632,834
================================================================================================================================
             TOTAL WARRANTS (COST $632,414)                                                                              632,834
             ===================================================================================================================
             TOTAL INVESTMENTS (COST $384,718,274) - 103.0%                                                          395,804,221
             ===================================================================================================================
    SHARES   DESCRIPTION (1)                                                                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS SOLD SHORT - (5.1)%
             BEVERAGES - (0.4)%
   (32,600)  Hansen Natural Corporation                                                                           $   (1,443,854)
--------------------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - (0.3)%
    (6,000)  Apple, Inc., (2)                                                                                         (1,188,480)
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - (0.6)%
   (17,000)  Alcon Inc.                                                                                               (2,431,680)
--------------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - (0.9)%
   (74,000)  Bankrate Inc., (2)                                                                                       (3,558,660)
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - (2.3)%
   (36,000)  Allergan, Inc.                                                                                           (2,312,640)
  (112,100)  Merck & Co. Inc.                                                                                         (6,514,131)
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    (8,826,771)
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - (0.6)%
   (17,700)  AutoZone, Inc., (2)                                                                                      (2,122,407)
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS                                                                (19,571,852)
              $17,969,793)
             ===================================================================================================================

         JGV
        Nuveen Global Value Opportunities Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

                                                                         NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (4)            DATE        PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (4.3)%

    (6,000)  Allied Waste Industries                                   (7,500,000)       1/19/08         12.50            (60,000)
      (800)  Amgen, Inc.                                               (4,400,000)       1/19/08         55.00             (4,400)
    (7,400)  Apex Silver Mines Limited                                (12,950,000)       1/19/08         17.50            (37,000)
    (1,080)  Arch Coal Inc.                                            (3,240,000)       1/19/08         30.00         (1,609,200)
    (1,730)  AstraZeneca PLC                                           (8,650,000)       1/19/08         50.00             (8,650)
    (1,050)  AstraZeneca PLC                                           (4,725,000)       7/19/08         45.00           (241,500)
    (4,200)  Bowater, Inc.                                            (10,500,000)       1/19/08         25.00            (21,000)
      (500)  BP Amoco, PLC                                             (3,000,000)       1/19/08         60.00           (662,500)
    (1,460)  BP Amoco, PLC                                             (9,490,000)       1/19/08         65.00         (1,219,100)
    (5,530)  Chunghwa Telecom Company Limited                         (10,507,000)       3/22/08         19.00         (2,820,300)
    (3,700)  Gold Fields Limited                                       (6,475,000)       1/19/08         17.50            (18,500)
      (750)  Microsoft Corporation                                     (2,437,500)       1/19/08         32.50           (241,875)
    (1,000)  Newmont Mining Corporation                                (4,500,000)       1/19/08         45.00           (430,000)
    (9,030)  Nipon Telegraph & Telephone Corporation                  (22,575,000)       6/21/08         25.00         (1,467,375)
    (3,080)  NovaGold Resources, Inc.                                  (3,080,000)       1/19/08         10.00            (23,100)
    (1,875)  Peabody Energy Corporation                                (7,500,000)       1/19/08         40.00         (4,059,375)
    (1,400)  Progress Energy, Inc.                                     (6,300,000)       1/19/08         45.00           (497,000)
    (1,275)  Scholastic Corporation                                    (3,825,000)       3/22/08         30.00           (733,125)
    (1,300)  Smithfield Foods Inc.                                     (4,550,000)       1/19/08         35.00            (13,000)
    (3,100)  Smithfield Foods Inc.                                     (9,300,000)       1/17/09         30.00         (1,162,500)
    (3,800)  Tyson Foods Inc.                                          (5,700,000)       1/19/08         15.00           (266,000)
    (4,120)  Tyson Foods Inc.                                          (6,180,000)       1/17/09         15.00         (1,071,200)
---------------------------------------------------------------------------------------------------------------------------------
   (64,180)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (157,384,500)                                    (16,666,700)
              $14,784,796)
---------------------------------------------------------------------------------------------------------------------------------
             OTHER ASSETS LESS LIABILITIES - 6.4%                                                                      24,583,019
             ====================================================================================================================
             NET ASSETS - 100%                                                                                     $  384,148,688
             ====================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
        (2)      Non-income producing.
        (3)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (4)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by the Strike Price by 100.
        (5)      Investment has been pledged as collateral to cover call options written.
        (6)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
        (7)      A zero coupon security does not pay regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
        ADR      American Depositary Receipt.
        N/R      Not rated.
        I/O      Interest only security.

                                  See accompanying notes to financial statements

           Statement of

           ASSETS & LIABILITIES

                                                December 31, 2007

--------------------------------------------------------------------------
ASSETS
Investments, at value (cost $384,718,274)                     $395,804,221
Cash                                                             6,430,719
Cash denominated in foreign currencies (cost $53,177)               51,132
Deposits with brokers for securities sold short                 16,984,675
Receivables:
  Dividends                                                        164,289
  Interest                                                       1,126,042
  Investments sold                                               2,806,568
  Paydowns                                                       1,223,356
  Reclaims                                                           6,847
Other assets                                                         4,510
--------------------------------------------------------------------------
     Total assets                                              424,602,359
--------------------------------------------------------------------------
LIABILITIES
Payable for federal corporate income tax                         3,755,513
Securities sold short, at value (proceeds $17,969,793)          19,571,852
Call options written, at value (premiums received
  $14,784,796)                                                  16,666,700
Accrued expenses:
  Management fees                                                  330,533
  Other                                                             86,475
Dividends payable for securities sold short                         42,598
--------------------------------------------------------------------------
     Total liabilities                                          40,453,671
--------------------------------------------------------------------------
Net assets                                                    $384,148,688
==========================================================================
Shares outstanding                                              19,355,240
==========================================================================
Net asset value per share outstanding                         $      19.85
==========================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------
Shares, $.01 par value per share                              $    193,552
Paid-in surplus(1)                                             375,012,622
Undistributed (Over-distribution of) net investment income       1,342,522
Accumulated net realized gain (loss) from investments and
  derivative transactions                                               --
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                    7,599,992
--------------------------------------------------------------------------
Net assets                                                    $384,148,688
==========================================================================
Authorized shares                                                Unlimited
==========================================================================

(1) Includes retained realized long-term capital gains of $10,730,037, net of federal corporate income taxes of $3,755,513.
                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Year ended December 31, 2007

-----------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $414,429)              $  5,530,228
Interest                                                            8,953,879
-----------------------------------------------------------------------------
Total investment income                                            14,484,107
-----------------------------------------------------------------------------
EXPENSES
Management fees                                                     3,941,400
Dividend expense on securities sold short                             131,301
Shareholders' servicing agent fees and expenses                           138
Custodian's fees and expenses                                         131,843
Trustees' fees and expenses                                             6,513
Professional fees                                                      63,164
Shareholders' reports - printing and mailing expenses                  72,618
Stock exchange listing fees                                             9,634
Investor relations expense                                             41,447
Prime broker expense                                                   19,598
Other expenses                                                          5,683
-----------------------------------------------------------------------------
Total expenses before custodian fee credit                          4,423,339
  Custodian fee credit                                                 (8,769)
-----------------------------------------------------------------------------
Net expenses                                                        4,414,570
-----------------------------------------------------------------------------
Net investment income                                              10,069,537
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments and securities sold short (net of federal
    corporate income taxes of $3,755,513 on long-term
    capital gains retained)                                        32,577,941
  Call options written                                              5,438,248
  Foreign currencies                                                  (70,282)
Change in net unrealized appreciation (depreciation) of:
  Investments and securities sold short                           (27,035,571)
  Call options written                                              6,126,536
  Foreign currencies                                                     (278)
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)                            17,036,594
-----------------------------------------------------------------------------
Net increase (decrease) in net assets from operations            $ 27,106,131
=============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                                                                 FOR THE PERIOD
                                                                                        7/24/06
                                                                                  (COMMENCEMENT
                                                                YEAR ENDED       OF OPERATIONS)
                                                                  12/31/07     THROUGH 12/31/06
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $ 10,069,537       $  3,072,582
Net realized gain (loss) from:
  Investments and securities sold short (net of federal
  corporate income taxes of $3,755,513 and $0, respectively,
  on long-term capital gains retained)                          32,577,941          3,506,736
  Call options written                                           5,438,248           (316,307)
  Foreign currencies                                               (70,282)             7,220
Change in net unrealized appreciation (depreciation) of:
  Investments and securities sold short                        (27,035,571)        36,519,459
  Call options written                                           6,126,536         (8,008,440)
  Foreign currencies                                                  (278)            (1,714)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations           27,106,131         34,779,536
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                      (7,324,512)        (5,042,632)
From accumulated net realized gains                            (30,710,470)        (2,891,016)
Tax return of capital                                                   --           (679,434)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from distributions to
  shareholders                                                 (38,034,982)        (8,613,082)
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares, net of offering costs                     --        368,811,001
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                          --        368,811,001
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                          (10,928,851)       394,977,455
Net assets at the beginning of period                          395,077,539            100,084
-----------------------------------------------------------------------------------------------
Net assets at the end of period                               $384,148,688       $395,077,539
===============================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                        $  1,342,522       $ (1,663,416)
===============================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Global Value Opportunities Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange and trade under the ticker symbol "JGV." The Fund was organized as a Massachusetts business trust on May 17, 2006.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($10,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of total return primarily by investing in a diversified global portfolio of equity securities, as well as debt securities issued by corporate and governmental entities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The value of options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a fixed-income security or derivative instrument the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, the Fund retained $10,730,037 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $3,755,513, the net of which has been reclassified to Paid-in surplus. The Fund did not retain realized long-term capital gains during the tax year ended December 31, 2006.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Options Transactions

The Fund is authorized to write (sell) call options. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as writer of a call option, bears the risk of an unfavorable change in the market value of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in "Realized gain (loss) on foreign currencies" and "Change in unrealized appreciation (depreciation) of foreign currencies" on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective

   Notes to
   FINANCIAL STATEMENTS (continued)

dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Short Sales

The Fund is authorized to make short sales of securities if the Fund owns at least an equal amount of such securities or securities convertible into securities of the same issuer. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets in an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $10,000) and pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs of $774,000 was recorded as a reduction of the proceeds from the sale of shares.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

The Fund did not engage in transactions of its own shares during the fiscal year ended December 31, 2007. During the period July 24, 2006 (commencement of operations) through December 31, 2006, the Fund sold 19,350,000 shares.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities and proceeds from securities sold short, but excluding call options written and short-term investments) during the fiscal year ended December 31, 2007, aggregated $296,113,988 and $319,078,924, respectively.

Transactions in call options written during the fiscal year ended December 31, 2007, were as follows:

                                                                                     NUMBER OF       PREMIUMS
                                                                                     CONTRACTS       RECEIVED
-------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                                        75,873    $14,352,985
Call options written                                                                   107,487     25,793,112
Call options terminated in closing
  purchase transactions                                                               (58,050)    (14,806,889)
Call options expired                                                                  (26,332)     (5,306,701)
Call options exercised                                                                (34,798)     (5,247,711)
-------------------------------------------------------------------------------------------------------------
Outstanding, end of the period                                                          64,180    $14,784,796
-------------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies, the treatment of paydown gains and losses, recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments (excluding proceeds received on securities sold short and call options written) was $383,372,188.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received on securities sold short and call options written) at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                       $38,781,108
  Depreciation                                                       (26,349,075)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $12,432,033
--------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund's tax year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                         $ --
Undistributed net long-term capital gains                                     --
--------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's tax years ended December 31, 2007 and December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $33,306,084
Distributions from net long-term capital gains **                      4,728,898
Tax return of capital                                                         --
--------------------------------------------------------------------------------

FOR THE PERIOD JULY 24, 2006 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------
Distributions from net ordinary income *                                                     $7,933,648
Distributions from net long-term capital gains                                                       --
Tax return of capital                                                                           679,434
-------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund hereby designates this amount paid during the fiscal year ended
   December 31, 2007, as long-term capital gain dividends pursuant to the Internal Revenue Code Section 852(b)(3).

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .8000%
For the next $500 million                                                                                   .7750
For the next $500 million                                                                                   .7500
For the next $500 million                                                                                   .7250
For Managed Assets over $2 billion                                                                          .7000
-----------------------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC ("Tradewinds"), under which Tradewinds manages the investment portfolio of the Fund. Nuveen owns a controlling interest in Tradewinds while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and the sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of THE FUND AND TOOK EFFECT ON NOVEMBER 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                        Investment Operations
                                                 -----------------------------------
                                     Beginning          Net    Net Realized/
                                     Net Asset   Investment       Unrealized
                                         Value    Income(a)   Gain (Loss)(c)   Total
------------------------------------------------------------------------------------
Year Ended 12/31:
2007                                  $ 20.41       $  .52        $    .89     $1.41
2006(b)                                 19.10          .16            1.64      1.80
------------------------------------------------------------------------------------

                                                 Less Distributions
                                     -------------------------------------------
                                            Net                                                  Ending   Ending
                                     Investment   Capital   Tax Return             Offering   Net Asset   Market
                                         Income     Gains   of Capital     Total      Costs       Value    Value
-----------------------------------
Year Ended 12/31:
2007                                 $    (.38)    $(1.59)    $    --    $ (1.97)   $   --     $ 19.85    $18.30
2006(b)                                   (.26)      (.15)       (.04)      (.45)     (.04)      20.41     19.70
-----------------------------------

                                                            Ratios/Supplemental Data
                            -----------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets   Ratios to Average Net Assets
        Total Returns                             Before Credit                 After Credit***
     --------------------                  ----------------------------   ----------------------------
     Based on    Based on                                           Net                            Net      Portfolio
       Market   Net Asset     Ending Net                     Investment                     Investment       Turnover
      Value**     Value**   Assets (000)      Expenses+         Income+      Expenses+         Income+           Rate
---------------------------------------------------------------------------------------------------------------------
         2.94%       6.48%      $384,149         1.10%           2.51%          1.10%           2.51%              76%
          .82        9.27        395,078         1.12*           1.87*          1.12*           1.87*              17
---------------------------------------------------------------------------------------------------------------------

*    Annualized.
**    - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

        Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

     - The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Return on Market Value and Net Asset Value when these benefits are included are as follows:

                                                                   Total Returns
                                                          --------------------------------
                                       Shareholders             Based on          Based on
                                       of Record on         Market Value   Net Asset Value
        ----------------------------------------------------------------------------------
        Tax Year Ended 12/31:
        2007                             December 31               3.99%             7.49%
        2006(b)                                  N/A                N/A               N/A

       N/A The Fund did not elect to retain a portion of its realized long-term capital gains prior to the tax year ended December 31, 2007.

***   After custodian fee credit, where applicable.
+ Each ratio includes the effect of the dividend expense on securities sold short as follows:

                                                           Ratio of Dividend Expense on
                                            Securities Sold Short to Average Net Assets
                                            -------------------------------------------
      Year Ended 12/31:
      2007                                                                    .03%
      2006(b)                                                                 .02*

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(c) Net of federal corporate income taxes on long-term capital gains retained by the Fund of $0.19 per share for the fiscal year ended December 31, 2007.
                                 See accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board and           CLASS I                            (1994-November 12, 2007),
  Chicago, IL 60606         Board Member                                               Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                         184           Officer (1996-June 30, 2007)
                                                                                       of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other subsidi-
                                                                                       aries of Nuveen Investments,
                                                                                       Inc.; formerly, Director
                                                                                       (1992-2006) of Institutional
                                                                                       Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

- ROBERT P. BREMNER
  8/22/40                   Lead                    1997                 184           Private Investor and
  333 W. Wacker Drive       Independent             CLASS III                          Management Consultant.
  Chicago, IL 60606         Board member

- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private philan-
  Chicago, IL 60606                                                                    thropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents for the State of Iowa
                                                                                       University System; Director,
                                                                                       Gazette Companies; Life
                                                                                       Trustee of Coe College and
                                                                         184           Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.

- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the Univer-
                                                                                       sity of Connecticut
                                                                                       (2003-2006); previously,
                                                                                       Senior Vice President and
                                                                                       Director of Research at the
                                                                         184           Federal Reserve Bank of
                                                                                       Chicago (1995-2003); Director
                                                                                       (since 1997), Credit Research
                                                                                       Center at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005), Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- DAVID J. KUNDERT
  10/28/42                                          2005                               Director, Northwestern Mutual
  333 W. Wacker Drive       Board member            CLASS II                           Wealth Management Company;
  Chicago, IL 60606                                                                    Retired (since 2004) as
                                                                                       Chairman, JPMorgan Fleming
                                                                                       Asset Management, President
                                                                                       and CEO, Banc One Investment
                                                                                       Advisors Corporation, and
                                                                                       President, One Group Mutual
                                                                                       Funds; prior thereto,
                                                                                       Executive Vice President,
                                                                         182           Banc One Corporation and
                                                                                       Chairman and CEO, Banc One
                                                                                       Investment Management Group;
                                                                                       Member, Board of Regents,
                                                                                       Luther College; member of the
                                                                                       Wisconsin Bar Association;
                                                                                       member of Board of Directors,
                                                                                       Friends of Boerner Botanical
                                                                                       Gardens; member of Investment
                                                                                       Committee, Greater Milwaukee
                                                                                       Foundation.
- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            CLASS III                          Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.
- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).
- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       (2005-12/2007); Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief                                                       Managing Director (since
  333 W. Wacker Drive       Administrative          1988                                2002), Assistant Secretary
  Chicago, IL 60606         Officer                                                     and Associate General
                                                                                        Counsel, formerly, Vice
                                                                                        President and Assistant
                                                                                        General Counsel, of Nuveen
                                                                                        Investments, LLC; Managing
                                                                                        Director (since 2002),
                                                                                        Associate General Counsel and
                                                                                        Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002), Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since 2003),
                                                                                        Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset
                                                                                        Management, LLC (since 2006);
                                                                                        Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary of Rittenhouse
                                                                                        Asset Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and Assistant
                                                                                        Secretary (since 1994) of
                                                                                        Nuveen Investments, Inc.,
                                                                                        Assistant Secretary (since
                                                                                        2003) of Symphony Asset
                                                                                        Management LLC.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.

- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2004                                2005), formerly Vice
  Chicago, IL 60606                                                       184           President (2002-2005) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.

- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.

- PETER H. D'ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.

- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.

- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.

- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).

- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).

- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.

- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global Inves-
                                                                          184           tors, LLC, NWQ Holdings,
                                                                                        LLC, Symphony Asset
                                                                                        Management LLC, Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC, Nuveen HydePark
                                                                                        Group, LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2008); Vice President and
                                                                                        Assistant General
                                                                                        Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Global Value Opportunities Fund (JGV) hereby designates 7.58% of ordinary dividends paid during 2007 as dividends qualifying for the 70% dividends received deduction for corporations and 16.58% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-H-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

                                    Share prices
                                    Fund details
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                                    Investor education
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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Nuveen Global Value Opportunities Fund

The following tables show the amount of fees that PricewaterhouseCoopers, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with PricewaterhouseCoopers the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                    AUDIT FEES BILLED    AUDIT-RELATED FEES       TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                       TO FUND(1)        BILLED TO FUND(2)   BILLED TO FUND(3)     BILLED TO FUND
===================================================================================================================
December 31, 2007                      $   28,341           $        0           $    2,715           $        0
-------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                   0%                   0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
December 31, 2006                      $   23,500           $        0           $        0           $        0
-------------------------------------------------------------------------------------------------------------------

Percentage approved                             0%                   0%                   0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                        AUDIT-RELATED FEES       TAX FEES BILLED TO         ALL OTHER FEES
                                        BILLED TO ADVISER AND         ADVISER AND           BILLED TO ADVISER
                                           AFFILIATED FUND          AFFILIATED FUND        AND AFFILIATED FUND
                                          SERVICE PROVIDERS        SERVICE PROVIDERS        SERVICE PROVIDERS
===================================================================================================================
December 31, 2007                           $        0                $        0                $        0
-------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                        0%                        0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

December 31, 2006                           $        0                $        0                $        0
-------------------------------------------------------------------------------------------------------------------
Percentage approved                                  0%                        0%                        0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers about any non-audit services that PricewaterhouseCoopers rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers independence.


FISCAL YEAR ENDED                                  TOTAL NON-AUDIT FEES
                                                   BILLED TO ADVISER AND
                                                  AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                   PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                  RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                              BILLED TO FUND       REPORTING OF THE FUND)        ENGAGEMENTS)                 TOTAL
=====================================================================================================================
December 31, 2007              $    2,715               $        0                $        0               $    2,715

December 31, 2006              $        0               $        0                $        0               $        0

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Tradewinds Global Investors, LLC, formerly known as Tradewinds NWQ Global Investors, LLC, ("Tradewinds") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

Tradewinds' Proxy Voting Policies and Procedures apply to securities held in client accounts over which Tradewinds has voting authority. Tradewinds' Proxy Voting Policy seeks to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. In addition, Tradewinds may determine not to vote proxies relating to certain securities if Tradewinds determines it would be in its clients' overall best interests not to vote, such as when Tradewinds is in the process of selling the securities, or the securities are foreign securities subject to share blocking (short-term prohibitions on selling after voting). If a client requests Tradewinds to follow specific voting guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the client's request.

The Proxy Voting Committee is responsible for oversight of the proxy voting process. Tradewinds has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to Tradewinds on the voting of proxies for securities held in its clients' accounts. Tradewinds reviews and frequently follows ISS recommendations. However, Tradewinds may not vote in accordance with the ISS recommendations when Tradewinds believes an ISS recommendation is not in the best economic interest of clients. Specifically, Tradewinds will usually vote against any proposals for granting employees stock options, and if ISS or Tradewinds does not receive information about the proxy vote in time to research the proxy issues, Tradewinds will vote no on all such issues.

If Tradewinds is faced with a material conflict of interest in voting a proxy, such as when it manages the assets of a company or its pension plan and any of Tradewinds' clients hold any securities of that company, Tradewinds will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

Tradewinds shall retain required records relating to the voting of proxies and shall provide a client with information on how Tradewinds voted proxies on behalf of the client as requested.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Tradewinds Global Investors, LLC, for a portion of the registrant's investments (Tradewinds is also referred to as "Sub-Adviser"). Tradewinds, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHY

DAVID IBEN, Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996.

ITEM 8 (a)(2).  OTHER ACCOUNTS MANAGED

                                     David Iben
(a) RICs
Number of accts                      7
Assets ($000s)                       $1,768,073

(b) Other pooled accts
Non-performance fee accts
   Number of accts                   8
   Assets ($000s)                    $749,263

(c) Other
Non-performance fee accts
   Number of accts                   6,112
   Assets ($000s)                    $7,174,080
Performance fee accts
   Number of accts                   3
   Assets ($000s)                    $2,831,918

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

               - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

               - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

               - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

               - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

In addition, Merrill Lynch & Co. (and its affiliates) is an indirect investor in Nuveen and therefore is considered an affiliate of Tradewinds under certain federal securities laws. Tradewinds may have a conflict of interest due to its relationship with Merrill Lynch & Co. (and its affiliates).

ITEM 8 (a)(3).  FUND MANAGER COMPENSATION

Tradewinds's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of Tradewinds over time) made to most investment professionals. Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements.

ITEM 8 (a)(4).  OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2007

NAME OF PORTFOLIO             $1 -     $10,001- $50,001-  $100,001  $500,001-   Over
MANAGER                NONE   $10,000  $50,000  $100,000  $500,000  $1,000,000  $1,000,000
-------------------------------------------------------------------------------------------
David Iben             X
-------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                (b)          (c)                         (d)*
                           TOTAL NUMBER OF    AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR         PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)             PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED          SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                              UNIT)        PROGRAMS                    PROGRAMS
NOVEMBER 21 - 30, 2007
                              0               $   -        -                           1,900,000

DECEMBER 1-31, 2007
                              0               $   -        -                           1,900,000

TOTAL                         0

* The registrant's repurchase program was announced November 21, 2007. The registrant's repurchase program authorized the repurchase of 1,900,000 shares. The repurchases made by the registrant pursuant to the program were all made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Value Opportunities Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.